                                            SEMI-ANNUAL REPORT  |  June 30, 2002


                                                                      The Strong

                                                                       Discovery

                                                                         Fund II

                              [PHOTO APPEARS HERE]



Table of Contents


Investment Review

          Strong Discovery Fund II .............................2

Financial Information

          Schedule of Investments in Securities
               Strong Discovery Fund II ........................4
          Statement of Assets and Liabilities ..................7
          Statement of Operations ..............................8
          Statements of Changes in Net Assets ..................9
          Notes to Financial Statements .......................10

Financial Highlights ..........................................13

Directors and Officers ........................................14


                                                                   [STRONG LOGO]

Strong Discovery Fund II
================================================================================
Effective April 6, 2001, the Fund was closed to new participation agreements for shareholder servicing.

Your Fund's Approach

The Strong Discovery Fund II seeks capital growth. It invests, under normal conditions, in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the managers believe market conditions favor fixed-income investments, they have the flexibility to invest up to 100% of the Fund's assets in bonds. The Fund would primarily invest in intermediate- and long-term, investment-grade bonds. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a holding if its growth potential or fundamental qualities change.

                   Growth of an Assumed $10,000 Investment +
                             From 5-8-92 to 6-30-02

                              [CHART APPEARS HERE]

                      The Strong          Russell          Lipper Mid-Cap
                       Discovery          2000(R)            Core Funds
                        Fund II           Index*               Index*
                      ----------         ---------        --------------
Apr 92                  $10,000           $10,000             $10,000
Dec 92                  $10,887           $11,377             $11,447
Dec 93                  $13,285           $13,525             $13,429
Dec 94                  $12,569           $13,278             $13,338
Dec 95                  $17,001           $17,056             $16,718
Dec 96                  $17,138           $19,870             $19,713
Dec 97                  $19,090           $24,313             $24,094
Dec 98                  $20,476           $23,694             $25,968
Dec 99                  $21,518           $28,731             $33,290
Dec 00                  $22,464           $27,863             $35,372
Dec 01                  $23,381           $28,555             $33,639
Jun 02                  $22,316           $27,213             $31,181


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Over the course of the first half of the year, the market became less optimistic about the speed of the economic recovery. This change in sentiment affected virtually every security in the portfolio. Technology stocks were hit hardest of all, however, as investors came to realize that corporate spending on software and telecommunications was unlikely to recover quickly.

     As earnings estimates fell, so did stock prices. During the first quarter of 2002, the Fund saw its fair share of disappointments that were tied to specific companies, but in the second quarter the Fund's performance was largely driven by the overall downturn in the equity markets.

     The second major factor affecting the market revolved around corporate honesty and integrity in the wake of high-profile accounting scandals. We have gone to great lengths to emphasize companies with conservative accounting, conservative managements, and mundane businesses that do not attract financial alchemists. We continue to emphasize companies with clear financial reporting, low levels of debt, and solid operating histories.

Q:   How did your Fund perform?

A: Given the volatile equity market, the Fund performed reasonably well for the six months through June. As has been the case in prior periods, the Fund performed in line with its broad-based benchmark, the Russell 2000(R) Index. During the period, we carefully assessed stock prices, seeking to identify reasonable prices for buying and selling. We also preferred businesses whose operating histories have endured over time. These investment criteria helped to mitigate losses during periods of volatility. In the second quarter, the Fund also held a cash position that was slightly larger than normal; we are decreasing this position as we identify and invest in attractively priced growth stocks.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund has retained exposure to economically sensitive companies, which have felt the effects of an industrial slowdown since 1998. Although these companies have struggled in recent times, as the economy recovers they should benefit from a rebound in infrastructure spending.

     The Fund also maintains significant positions in a variety of financials, such as insurance, regional banks, brokerages, and money managers. Many of these companies have strong earnings visibility thanks to their fee-based revenues and should be in a position to participate reasonably in an economic recovery. Other core holdings are in food companies, which represent perhaps our most defensive positions.

     We began to scale back the Fund's commitment to the technology sector late in the first quarter, as we became concerned over continued weak corporate technology spending. For most of the second quarter, the Fund's allocation to technology stocks was roughly half that of the Russell Midcap Index. We're now slowly increasing our exposure in this sector, though it remains a modest position.

     We also ratcheted back our weighting in biotechnology this spring, as the Food and Drug Administration (FDA) rejected several prominent drugs or sent them back for further trials. We took this weighting down to about half the index weighting and remain cautious with regard to this sector until stock prices more fully reflect the FDA's heightened scrutiny.

Q:   What is your future outlook?

A: Our outlook assumes the market will eventually come to grips with the corporate integrity issues. As the economy continues to improve, we believe the market could stage a robust rally in the fourth quarter. As we move through the second half of 2002, we will continue to search for opportunities in reasonably valued growth companies. We continue to buy stocks of companies that can improve their unit sales volume and raise the prices they receive from consumers. In a nervous equity market, we believe it will be these types of fundamentally sound companies that will be able to produce solid increases in earnings and share-price appreciation. We appreciate your investment in the Strong Discovery Fund II.

     Thomas J. Pence
     Portfolio Co-Manager

     Nicholas B. Truitt
     Portfolio Co-Manager


Average Annual Total Returns/1/
As of 6-30-02
-------------------------------------------------
           1-year                 -9.47%

           3-year                  4.85%

           5-year                  4.55%

           10-year                 8.81%

Since Fund Inception               8.23%
(5-8-92)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/The Fund's returns include the effect of deducting Fund expenses but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

 * The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                            STRONG DISCOVERY FUND II

                                                       Shares or
                                                       Principal         Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 87.8%
Aerospace - Defense 0.8%
Alliant Techsystems, Inc. (b)                            10,020       $  639,276
General Dynamics Corporation                              2,100          223,335
                                                                      ----------
                                                                         862,611

Banks - Money Center 1.9%
The Bank of New York Company, Inc.                       38,350        1,294,312
Citigroup, Inc.                                          17,858          691,998
                                                                      ----------
                                                                       1,986,310

Banks - Northeast 1.6%
Mercantile Bankshares Corporation                        27,100        1,111,913
North Fork Bancorporation, Inc.                          14,300          569,283
                                                                      ----------
                                                                       1,681,196

Banks - Super Regional 2.0%
Mellon Financial Corporation                             33,200        1,043,476
Northern Trust Company                                   24,400        1,075,064
                                                                      ----------
                                                                       2,118,540

Beverages - Alcoholic 0.5%
Brown Forman Corporation Class B                          8,050          555,450

Beverages - Soft Drinks 1.3%
The Coca-Cola Company                                    14,245          797,720
Cott Corporation (b)                                     29,050          551,659
                                                                      ----------
                                                                       1,349,379

Building - Cement/Concrete/Aggregate 1.2%
Vulcan Materials Company                                 28,985        1,269,543

Building - Hand Tools 1.2%
Snap-On, Inc.                                            41,900        1,244,011

Building - Resident/Commercial 0.2%
Centex Corporation                                        3,690          213,245

Building Products - Wood 0.4%
Rayonier, Inc.                                            8,500          417,605

Chemicals - Plastics 1.7%
Eastman Chemical Company                                 38,000        1,782,200

Chemicals - Specialty 1.0%
Air Products & Chemicals, Inc.                           21,300        1,075,011

Commercial Services - Advertising 0.2%
Lamar Advertising Company (b)                             6,065          225,678

Commercial Services - Miscellaneous 1.1%
ChoicePoint, Inc. (b)                                     5,500          250,085
Insurance Auto Auctions, Inc. (b)                        45,420          885,690
                                                                      ----------
                                                                       1,135,775

Commercial Services - Schools 1.2%
Education Management Corporation (b)                     31,100        1,266,703

Commercial Services - Staffing 1.3%
Robert Half International, Inc. (b)                      57,045        1,329,148

Computer - Peripheral Equipment 0.2%
Lexmark International Group, Inc. (b)                     4,800          261,120

Computer Software -
  Education/Entertainment 1.1%
Electronic Arts, Inc. (b)                                11,260          743,723
THQ, Inc. (b)                                            15,000          447,300
                                                                      ----------
                                                                       1,191,023

Computer Software - Financial 0.6%
Intuit, Inc. (b)                                         11,930          593,160

Cosmetics - Personal Care 0.3%
Estee Lauder Companies, Inc. Class A                      7,760          273,152

Diversified Operations 1.4%
Diageo PLC Sponsored ADR                                 12,100          624,965
Leucadia National Corporation                            26,900          851,654
                                                                      ----------
                                                                       1,476,619

Electrical - Control Instruments 0.9%
Parker-Hannifin Corporation                              20,080          959,623

Electrical - Equipment 0.9%
Regal-Beloit Corporation                                 38,390          933,261

Electronics - Semiconductor Equipment 0.5%
KLA-Tencor Corporation (b)                               13,000          571,870

Electronics - Semiconductor
  Manufacturing 2.7%
Altera Corporation (b)                                   18,500          251,600
Maxim Integrated Products, Inc. (b)                       7,200          275,976
Microchip Technology, Inc. (b)                           30,390          833,598
National Semiconductor Corporation (b)                   10,930          318,828
Taiwan Semiconductor Manufacturing Company,
  Ltd. Sponsored ADR (b)                                 35,563          462,319
Texas Instruments, Inc.                                   9,000          213,300
United Microelectronics Corporation ADR (b)              29,500          216,825
Xilinx, Inc. (b)                                          9,000          201,870
                                                                      ----------
                                                                       2,774,316

Electronics Products - Miscellaneous 0.1%
Celestica, Inc. (b)                                       6,490          147,388

Finance - Equity REIT 2.0%
Mid-Atlantic Realty Trust                                24,000          422,400
Plum Creek Timber Company, Inc.                          20,100          617,070
The Rouse Company                                         6,600          217,800
Trizec Properties, Inc.                                   5,102           86,020
Vornado Realty Trust                                     16,150          746,130
                                                                      ----------
                                                                       2,089,420
Finance - Investment Brokers 1.9%
The Goldman Sachs Group, Inc.                            16,510        1,211,009
Legg Mason, Inc.                                          6,600          325,644
Lehman Brothers Holdings, Inc.                            6,260          391,375
                                                                      ----------
                                                                       1,928,028

Finance - Investment Management 4.2%
Berkshire Hathaway, Inc. Class B (b)                        440          982,960
Gabelli Asset Management, Inc. Class A (b)               17,800          649,700
Neuberger Berman, Inc.                                   22,800          834,480
T. Rowe Price Group, Inc.                                39,400        1,295,472
SEI Investments Company                                  22,300          628,191
                                                                      ----------
                                                                       4,390,803

Finance - Mortgage & Related Services 0.4%
Federal Home Loan Mortgage Corporation                    6,050          370,260

Finance - Publicly Traded Investment Funds -
   Equity 3.7%
Biotech Holders Trust                                    10,640          885,248
Nasdaq-100 Shares (b)                                    44,570        1,162,831
Semiconductor Holders Trust                              25,200          764,064
Software Holders Trust                                   33,900          983,778
                                                                      ----------
                                                                       3,795,921

--------------------------------------------------------------------------------
                      STRONG DISCOVERY FUND II (continued)

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Finance - Savings & Loan 0.5%
Charter One Financial, Inc.                                15,220     $  523,264

Financial Services - Miscellaneous 0.8%
Concord EFS, Inc. (b)                                      25,860        779,420

Food - Confectionery 0.4%
Tootsie Roll Industries, Inc.                              10,931        421,499

Food - Meat Products 0.6%
Hormel Foods Corporation                                   24,400        584,136

Food - Miscellaneous Preparation 1.0%
McCormick & Company, Inc.                                  39,230      1,010,172

Household - Audio/Video 0.5%
Harman International Industries, Inc.                      10,265        505,551

Insurance - Accident & Health 0.8%
AFLAC, Inc.                                                25,690        822,080

Insurance - Brokers 1.8%
Arthur J. Gallagher & Company                              27,660        958,419
Marsh & McLennan Companies, Inc.                            7,400        714,840
Willis Group Holdings, Ltd. (b)                             6,700        220,497
                                                                      ----------
                                                                       1,893,756
Insurance - Property/Casualty/Title 8.0%
Alleghany Corporation (b)                                   9,145      1,746,695
The Allstate Corporation                                   18,500        684,130
Chubb Corporation                                           6,100        431,880
Cincinnati Financial Corporation                           22,625      1,052,741
Danielson Holding Corporation (b)                         107,492        528,861
Erie Indemnity Company Class A                             11,300        457,763
The St. Paul Companies, Inc.                               10,300        400,876
Wesco Financial Corporation                                 3,695      1,114,412
White Mountains Insurance Group, Ltd.                       6,100      1,930,650
                                                                      ----------
                                                                       8,348,008
Internet - Internet Service
  Provider/Content 0.3%
Yahoo! Inc. (b)                                            22,340        329,738

Leisure - Gaming 0.6%
Harrah's Entertainment, Inc. (b)                           13,690        607,152

Leisure - Hotels & Motels 1.7%
Boca Resorts, Inc. Class A (b)                             35,310        467,858
Hilton Hotels Corporation                                  68,440        951,316
Starwood Hotels & Resorts Worldwide, Inc.                   9,750        320,678
                                                                      ----------
                                                                       1,739,852
Leisure - Products 0.9%
Harley-Davidson, Inc.                                      17,470        895,687

Leisure - Services 0.2%
The Walt Disney Company                                    13,600        257,040

Machinery - Construction/Mining 0.7%
Caterpillar, Inc.                                           8,460        414,117
Terex Corporation (b)                                      11,790        265,157
                                                                      ----------
                                                                         679,274
Machinery - General Industrial 1.5%
Ingersoll-Rand Company Class A                              7,710        352,039
Sauer, Inc.                                                31,200        354,432
Tennant Company                                            22,500        891,000
                                                                      ----------
                                                                       1,597,471

Media - Cable TV 0.9%
EchoStar Communications Corporation
  Class A (b)                                               30,445       565,059
Liberty Media Corporation Series A (b)                      32,175       321,750
                                                                      ----------
                                                                         886,809
Media - Newspapers 3.2%
Lee Enterprises, Inc.                                       26,860       940,100
Pulitzer, Inc.                                              23,700     1,230,030
Washington Post Company Class B                              2,117     1,153,765
                                                                      ----------
                                                                       3,323,895
Media - Radio/TV 1.1%
The Liberty Corporation                                     15,000       597,750
Viacom, Inc. Class B (b)                                     6,930       307,484
Westwood One, Inc. (b)                                       6,570       219,569
                                                                      ----------
                                                                       1,124,803
Medical - Biomedical/Genetics 0.2%
ICOS Corporation (b)                                         4,540        76,998
Medimmune, Inc. (b)                                          5,620       148,368
                                                                      ----------
                                                                         225,366
Medical - Generic Drugs 1.4%
Teva Pharmaceutical Industries, Ltd. ADR                    22,150     1,479,177

Medical - Health Maintenance
  Organizations 1.1%
Anthem, Inc. (b)                                             5,200       350,896
Mid Atlantic Medical Services, Inc. (b)                     13,300       416,955
WellPoint Health Networks, Inc. (b)                          5,000       389,050
                                                                      ----------
                                                                       1,156,901
Medical - Hospitals 1.3%
Community Health Systems, Inc. (b)                          42,280     1,133,104
Triad Hospitals, Inc. (b)                                    4,900       207,662
                                                                      ----------
                                                                       1,340,766
Medical - Instruments 1.4%
Beckman Coulter, Inc.                                        7,405       369,510
Steris Corporation (b)                                      55,140     1,053,725
                                                                      ----------
                                                                       1,423,235
Medical - Outpatient/Home Care 0.7%
Renal Care Group, Inc. (b)                                  21,740       677,201

Medical - Products 2.0%
St. Jude Medical, Inc. (b)                                   3,740       276,199
Zimmer Holdings, Inc. (b)                                   49,500     1,765,170
                                                                      ----------
                                                                       2,041,369
Medical - Wholesale Drugs/Sundries 1.0%
AmerisourceBergen Corporation                                8,085       614,460
Cardinal Health, Inc.                                        7,640       469,172
                                                                      ----------
                                                                       1,083,632
Medical/Dental - Services 0.4%
Quest Diagnostics, Inc. (b)                                  4,600       395,830

Metal Ores - Gold/Silver 0.3%
Newmont Mining Corporation Holding
  Company                                                   13,600       358,088

Metal Processing & Fabrication 0.2%
Shaw Group, Inc. (b)                                         6,870       210,909

Oil & Gas - Drilling 1.7%
Diamond Offshore Drilling, Inc.                             10,450       297,825
GlobalSantaFe Corporation                                   21,700       593,495
Nabors Industries, Ltd. (b)                                 24,140       848,521
                                                                      ----------
                                                                       1,739,841

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)      June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                      STRONG DISCOVERY FUND II (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - Field Services 1.0%
Tidewater, Inc.                                           19,100     $  628,772
Veritas DGC, Inc. (b)                                     36,200        456,120
                                                                     ----------
                                                                      1,084,892

Oil & Gas - International Integrated 0.4%
Murphy Oil Corporation                                     4,980        410,850

Oil & Gas - Machinery/Equipment 0.5%
Grant Prideco, Inc. (b)                                   35,700        485,520

Oil & Gas - United States Exploration &
   Production 0.7%
Pioneer Natural Resources Company (b)                     27,000        703,350

Pollution Control - Services 0.6%
Stericycle, Inc. (b)                                      17,510        620,029

Real Estate Development 1.0%
Consolidated-Tomoka Land Company                          14,800        296,740
Forest City Enterprises, Inc. Class A                     22,500        781,875
                                                                     ----------
                                                                      1,078,615

Real Estate Operations 0.7%
Trizec Canada, Inc.                                       44,596        711,560

Retail - Consumer Electronics 0.3%
Electronics Boutique Holdings Corporation (b)              9,185        269,121

Retail - Drug Stores 0.6%
Duane Reade, Inc. (b)                                     17,180        584,979

Retail - Mail Order & Direct 0.3%
USA Interactive (b)                                       13,620        319,389

Retail - Miscellaneous/Diversified 0.3%
Ritchie Bros. Auctioneers Inc. (b)                        11,150        347,992

Retail - Restaurants 1.0%
McDonald's Corporation                                    35,730      1,016,519

Retail/Wholesale - Food 0.4%
Performance Food Group Company (b)                        10,920        369,751

Steel - Producers 0.3%
Nucor Corporation                                          4,840        314,794

Tobacco 1.7%
Loews Corp - Carolina Group                               24,210        654,881
UST, Inc.                                                 31,400      1,067,600
                                                                     ----------
                                                                      1,722,481

Transportation - Air Freight 0.2%
FedEx Corporation                                          3,950        210,930

Transportation - Ship 0.3%
Kirby Corporation (b)                                     12,600        308,070

Transportation - Truck 0.9%
Arkansas Best Corporation (b)                             35,700        909,636

Utility - Water Supply 0.9%
Philadelphia Suburban Corporation                         46,230        933,846
-------------------------------------------------------------------------------
Total Common Stocks (Cost $94,260,240)                               91,132,615
-------------------------------------------------------------------------------
Short-Term Investments (a) 13.3%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
  Due 7/01/02 (Repurchase proceeds
  $11,801,878); Collateralized by: United States
  Government & Agency Issues (c)                     $11,800,000   $ 11,800,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $1,997,650); Collateralized by: United States
  Government & Agency Issues (c)                       1,997,400      1,997,400
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $13,797,400 )                     13,797,400
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $108,057,640) 101.1%          104,930,015
Other Assets and Liabilities, Net (1.1%)                             (1,078,304)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $103,851,711
===============================================================================

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                      Strong
                                                                     Discovery
                                                                      Fund II
                                                                   ------------
Assets:
  Investments in Securities, at Value (Cost of $108,057,640)
    (Including Repurchase Agreements of $13,797,400)               $104,930,015
  Receivable for Securities Sold                                      3,437,847
  Dividends and Interest Receivable                                      77,882
  Other Assets                                                           14,324
                                                                   ------------
  Total Assets                                                      108,460,068

Liabilities:
  Payable for Securities Purchased                                    4,576,809
  Accrued Operating Expenses and Other Liabilities                       31,548
                                                                   ------------
  Total Liabilities                                                   4,608,357
                                                                   ------------
Net Assets                                                         $103,851,711
                                                                   ============
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                    $113,471,529
  Accumulated Net Investment Loss                                      (124,316)
  Accumulated Net Realized Loss                                      (6,367,877)
  Net Unrealized Depreciation                                        (3,127,625)
                                                                   ------------
  Net Assets                                                       $103,851,711
                                                                   ============
Capital Shares Outstanding (Unlimited Number Authorized)             10,541,334

Net Asset Value Per Share                                                 $9.85
                                                                          =====

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                        Strong
                                                                      Discovery
                                                                       Fund II
                                                                     -----------
Income:
  Dividends (net of foreign withholding taxes of $706)               $  415,410
  Interest                                                              125,442
                                                                     ----------
  Total Income                                                          540,852

Expenses:
  Investment Advisory Fees                                              568,400
  Custodian Fees                                                         23,675
  Shareholder Servicing Costs                                            83,160
  Other                                                                   7,021
                                                                     ----------
  Total Expenses before Expense Offsets                                 682,256
  Expense Offsets (Note 4)                                              (17,089)
                                                                     ----------
  Expenses, Net                                                         665,167
                                                                     ----------
Net Investment Loss                                                    (124,315)

Realized and Unrealized Gain (Loss):
  Net Realized Gain on Investments                                      402,973
  Net Change in Unrealized Appreciation/Depreciation on
    Investments                                                      (5,359,722)
                                                                     ----------
Net Loss on Investments                                              (4,956,749)
                                                                     ----------
Net Decrease in Net Assets Resulting from Operations                ($5,081,064)
                                                                     ==========


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                   Strong Discovery Fund II
                                               ---------------------------------
                                               Six Months Ended      Year Ended
                                                 June 30, 2002     Dec. 31, 2001
                                               ----------------    -------------
                                                 (Unaudited)
Operations:
  Net Investment Loss                           ($    124,315)    ($    272,879)
  Net Realized Gain (Loss)                            402,973        (2,869,871)
  Net Change in Unrealized
    Appreciation/Depreciation                      (5,359,722)        6,540,159
                                                 ------------      ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                      (5,081,064)        3,397,409

Distributions:
  From Net Investment Income                               --          (914,073)
  From Net Realized Gains                                  --       (23,624,016)
                                                 ------------      ------------
  Total Distributions                                      --       (24,538,089)

Capital Share Transactions:
  Proceeds from Shares Sold                         4,481,157        40,859,451
  Proceeds from Reinvestment of Distributions              --        24,538,089
  Payment for Shares Redeemed                     (17,043,110)      (58,650,712)
                                                 ------------      ------------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions               (12,561,953)        6,746,828
                                                 ------------      ------------
Total Decrease in Net Assets                      (17,643,017)      (14,393,852)

Net Assets:
  Beginning of Period                             121,494,728       135,888,580
                                                 ------------      ------------
  End of Period                                  $103,851,711      $121,494,728
                                                 ============      ============

Transactions in Shares of the Fund:
  Sold                                                427,683         3,722,914
  Issued in Reinvestment of Distributions                  --         2,234,798
  Redeemed                                         (1,653,658)       (5,631,918)
                                                    ---------         ---------
  Net Increase (Decrease) in Shares of the Fund    (1,225,975)          325,794
                                                    =========         =========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization

     Strong Discovery Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2002, approximately 98% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted securities at June 30, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

--------------------------------------------------------------------------------

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Statement of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     The amount payable to the Advisor at June 30, 2002, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the six months then ended, were $13,626, $83,164, $13,367 and $2,008, respectively.

4.   Expense Offsets

     The Strong Discovery Fund II had expense waivers and absorptions, earnings credits, and fees paid indirectly by Advisor of $907, $2,815 and $13,367, respectively.

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund,

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

     borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2002, there were no borrowings by the Fund outstanding under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002 were $247,903,324 and $260,846,255, respectively. There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2002.

7.   Income Tax Information

     At June 30, 2002, the cost of investments in securities for federal income tax purposes was $109,586,942. Net unrealized depreciation of securities was $4,656,927, consisting of gross unrealized appreciation and depreciation of $1,137,596 and $5,794,523, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     At December 31, 2001, the Fund had a capital loss carryover for federal income tax purposes of $3,499,280 which expires in 2009.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG DISCOVERY FUND II
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Period Ended
                                                                --------------------------------------------------------------------
                                                                June 30,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                    2002/(b)/     2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.32      $11.88      $11.38      $12.72      $12.03      $10.80
Income From Investment Operations:
   Net Investment Income (Loss)                                   (0.01)      (0.02)       0.08       (0.05)      (0.04)      (0.09)
   Net Realized and Unrealized Gains (Losses) on Investments      (0.46)       0.63        0.42        0.36        0.92        1.32
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.47)       0.61        0.50        0.31        0.88        1.23
Less Distributions:
   From Net Investment Income                                        --       (0.08)         --          --          --          --
   From Net Realized Gains                                           --       (2.09)         --       (1.65)      (0.19)         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                               --       (2.17)         --       (1.65)      (0.19)         --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 9.85      $10.32      $11.88      $11.38      $12.72      $12.03
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                   -4.6%       +4.1%       +4.4%       +5.1%       +7.3%      +11.4%
   Net Assets, End of Period (In Millions)                         $104        $121        $136        $152        $196        $214
   Ratio of Expenses to Average Net Assets Before Expense          1.2%*       1.2%        1.3%        1.2%        1.2%        1.2%
   Offsets
   Ratio of Expenses to Average Net Assets                         1.2%*       1.2%        1.2%        1.1%        1.2%        1.2%
   Ratio of Net Investment Income (Loss) to Average Net Assets    (0.2%)*     (0.2%)       0.6%       (0.4%)      (0.3%)      (0.7%)
   Portfolio Turnover Rate                                       248.9%      502.8%      479.6%      234.5%      194.0%      198.1%

  *  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)  For the six months ended June 30, 2002 (unaudited).


                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------


     Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

          Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

     Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July
     1994.

          Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

     Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March
     2002.

          Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

     Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

          Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

     Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December
     1999.

          Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

     William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

          Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association--Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------


Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001,
Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.


Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.


Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25409-0602


Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

[STRONG LOGO]
                                                                     WH2180 0602